Exhibit 99.1

SS Innovations Reports Second Quarter 2026 Financial Results

Record quarterly revenue driven by continuing strong growth in SSi Mantra unit sales

FORT LAUDERDALE, FLA – August 13, 2026 – SS Innovations International, Inc. (the “Company” or “SS Innovations”) (Nasdaq: SSII), a developer of innovative surgical robotic technologies dedicated to making robotic surgery affordable and accessible to a global population, today announced unaudited financial results for the three and six months ended June 30, 2026. The Company also filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, with the Securities and Exchange Commission on August 13, 2026.

Second Quarter 2026 Overview

●	Revenue increased 39.4% to $13.9 million from $10.0 million in the second quarter of 2025.

●	Gross margin equaled 50.9%, compared to 59.1% in the second quarter of 2025.

●	Gross profit rose 20.0% to $7.1 million from $5.9 million in the second quarter of 2025.

●	Net loss of $2.7 million, or $(0.01) per diluted share, compared to a net loss of $0.3 million, or $(0.00) per diluted share, in the second quarter of 2025.

●	SSi Mantra surgical robotic system installations totaled 30, up 30.4% from 23 installations in the second quarter of 2025.

First Half 2026 Overview

●	Revenue increased 65.6% to $25.0 million from $15.1 million in the first half of 2025.

●	Gross margin expanded to 49.6% from 46.3% in the first half of 2025.

●	Gross profit rose 77.5% to $12.4 million from $7.0 million in the first half of 2025.

●	Net loss of $6.2 million, or $(0.03) per diluted share, compared to a net loss of $5.9 million, or $(0.03) per diluted share, in the first half of 2025.

●	SSi Mantra surgical robotic system installations totaled 56, up 47.4% from 38 installations in the first half of 2025.

As of June 30, 2026

●	Long-term debt of $0.

●	Cash and cash equivalents totaled $13.6 million, excluding restricted cash.

●	SSi Mantra cumulative installed base totaled 224 systems across twelve countries and cumulative surgeries reached 12,272, including 175 telesurgeries, 637 cardiac procedures and 222 pediatric surgeries.

CEO Commentary

Dr. Sudhir Srivastava, Chairman of the Board and Chief Executive Officer of SS Innovations, commented, “SS Innovations delivered record quarterly revenue of $13.9 million in the second quarter of 2026, up 39% year over year, reflecting strong adoption of our advanced SSi Mantra surgical robotic system by leading hospitals and surgeons in India and abroad. We continue to expand awareness of the SSi Mantra’s cutting-edge surgical robotic technology, differentiated features, user friendliness, training capabilities, and cost efficiency. Recently the SSi Mantra has been showcased in several high-profile international long-distance telesurgeries as well as at this year’s Global Multi-Specialty Robotic Surgery Conference in New Delhi, which we hosted, and the 2026 Society of Robotic Surgery Annual Meeting in Florida. We appreciate the widespread positive reception of the SSi Mantra at these events and were excited to win the ‘Outstanding Company’ category at the 2026 Surgical Robotics Industry Awards in June.”

Dr. Srivastava continued, “We remain enthusiastic about our ability to lead our foundational market of India, which is immense and growing, while expanding our global footprint in underserved countries and aiming for entry into the United States and European Union. We expect the U.S. Food and Drug Administration to complete its review of our 510(k) premarket notification for the SSi Mantra by the end of the first quarter of 2027. We also continue along the pathway towards a European Union CE marking certification for the SSi Mantra, which we believe we can obtain by the end of 2026. Our SSI Mantra has been engineered for precision, built to perform, and created to democratize access to advanced surgical robotic care—all underpinning our confidence in the future.”

Select Business Highlights in Second Quarter 2026

●	In April 2026, the Company hosted the Global Multi-Specialty Robotic Surgery Conference in New Delhi, India, bringing together distinguished surgeons, global thought leaders and prominent innovators to discuss and shape the future of robotic and minimally invasive surgery. The event drew more than 1,600 attendees and 1,800 virtual participants from 19 nations.

●	On May 7, 2026, the Company announced the successful completion of a landmark telesurgery performed in Perth, Australia, more than 4,500 miles from the patient in India, utilizing the SSi Mantra surgical robotic system (the “SSi Mantra”) and the SSi MantrAsana tele-surgeon console.

●	On June 4, 2026, the Company announced the successful completion of a robotic-assisted heart procedure performed with the SSi Mantra across approximately 12,500 miles (20,000 kilometers) of fiber network distance between Guyana and India, making it the world’s then longest-distance robotic telesurgery.

●	In June 2026, the Company won the Outstanding Company category at the 2026 Surgical Robotics Industry Awards, surpassing nine other well-established finalists vying for this coveted industry accolade.

●	In June 2026, the Company’s subsidiary, the SS International Centre for Robotics Surgery, graduated its first class in a specialized training course designed to provide surgeons and other healthcare professionals with classroom instruction and hands-on learning in robotic-assisted cardiac surgery using the advanced SSi Mantra surgical robotic system.

Subsequent Event

●	On July 29, 2026, a team of surgeons led by Dr. Sudhir Srivastava utilized the SSi Mantra to perform a successful robotic telesurgery between Colombia and India, spanning more than 13,600 miles (22,000 kilometers) of fiber network distance and eclipsing the previous longest-distance telesurgery record also held by the Company. The telesurgery, a robotic sleeve gastrectomy, was performed remotely from Hospital Internacional de Colombia in Bucaramanga, Colombia on a patient located at Mohak Bariatrics and Robotics in Indore, India.

Revenue Breakdown and Summary of Installations / Surgeries

Category	Q2 2025	Q2 2026	Variance	Percentage
System sales	$8,781,038	$12,361,986	$3,580,948	40.8%
Instrument sales	1,007,830	1,142,525	134,695	13.4%
Warranty sales	193,359	419,002	225,643	116.7%
Lease income	18,078	16,196	(1,882)	-10.4%
Total revenue	$10,000,305	$13,939,709	$3,939,404	39.4%

SSi Mantra installations	23	30	7	30.4%
Cumulative installed base[1]	105	224	119	113.3%

SSi Mantra surgeries	1,042	2,528	1,486	142.6%
Cumulative surgeries[1]	4,657	12,272	7,615	163.5%

[1]	at period end

Category	H1 2025	H1 2026	Variance	Percentage
System sales	$13,283,520	$21,937,356	$8,653,836	65.1%
Instrument sales	1,485,038	2,293,753	808,715	54.5%
Warranty sales	315,863	776,688	460,825	145.9%
Lease income	36,494	33,278	(3,216)	-8.8%
Total revenue	$15,120,915	$25,041,075	$9,920,160	65.6%

SSi Mantra installations	38	56	18	47.4%
SSi Mantra surgeries	1,861	4,387	2,526	135.7%

About SS Innovations

SS Innovations International, Inc. (Nasdaq: SSII) develops innovative surgical robotic technologies with a vision to make the benefits of robotic surgery affordable and accessible to a larger segment of the global population. The Company’s product range includes its proprietary “SSi Mantra” surgical robotic system and its comprehensive suite of “SSi Mudra” surgical instruments, which support a variety of surgical robotic procedures including cardiac surgery. Headquartered in India, SS Innovations is a U.S. company focused on expanding the global presence of its technologically advanced, user-friendly, and cost-effective surgical robotic solutions. Visit the Company’s website at ssinnovations.com or LinkedIn for more information and updates.

About the SSi Mantra

The SSi Mantra surgical robotic system is a user-friendly, modular, multi-arm system with advanced technology features, including: 3 to 5 modular robotic arms, an open-faced ergonomic surgeon command center, a large 3D 4K monitor, a touch panel monitor for all patient related information display, a virtual real-time image of the robotic patient side arm carts, and the ability for superimposition of 3D models of diagnostic imaging. The optional SSi MantrAsana tele-surgeon console is a portable, compact alternative to the SSi Mantra’s standard surgeon command center that provides equivalent control functionality while enabling enhanced portability, ergonomic flexibility, and telesurgery capability. The SSi Mantra utilizes over 40 different types of robotic endo-surgical instruments to support different specialties, including cardiac surgery, and 5mm instruments for the pediatric population and ENT surgeries. A vision cart provides the table-side team with the same magnified 3D 4K view as the surgeon to provide better safety and efficiency. The SSi Mantra has been clinically validated in India in more than 170 different types of surgical procedures.

Forward Looking Statements

This press release may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “will,” “intend,” “may,” “plan,” “project,” “should,” “could,” “seek,” “designed,” “potential,” “forecast,” “target,” “objective,” “goal,” or the negatives of such terms or other similar expressions to identify such forward-looking statements. These statements relate to future events or SS Innovations’ future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Investor Contact:

The Equity Group

Kalle Ahl, CFA

T: (303) 953-9878

kalle.ahl@theequitygroup.com

Devin Sullivan, Managing Director

T: (212) 836-9608

devin.sullivan@theequitygroup.com

Media Contact:

RooneyPartners LLC

Kate Barrette

T: (212) 223-0561

kbarrette@rooneypartners.com

SS INNOVATIONS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of
	June 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$13,647,430	$3,206,406
Restricted cash	8,648,461	5,937,650
Accounts receivable, net	16,986,089	12,398,542
Inventory	18,481,603	17,064,002
Prepaids and other current assets	13,690,369	10,166,823
Total Current Assets	71,453,952	48,773,423

Property, plant, and equipment, net	8,637,145	9,100,546
Right of use asset, net	3,045,707	2,754,020
Deferred tax assets, net	843,544	533,727
Accounts receivable, net-non-current	8,511,054	8,566,654
Restricted cash- non-current	375,132	458,964
Prepaids and other non-current assets	4,115,479	4,038,883
Total Assets	$96,982,013	$74,226,217

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Bank overdraft facility	$14,634,960	$11,442,948
Current portion of operating lease liabilities	687,707	579,169
Accounts payable	5,265,754	5,127,193
Deferred revenue	3,916,269	3,266,686
Accrued expenses & other current liabilities	7,387,037	5,825,702
Total Current Liabilities	31,891,727	26,241,698

Operating lease liabilities, less current portion	2,549,823	2,337,697
Deferred Revenue- non-current	8,695,725	7,139,807
Other non-current liabilities	443,515	288,764
Total Liabilities	$43,580,790	$36,007,966
Commitments and contingencies
Stockholders’ equity:

Preferred stock, authorized 5,000,000 shares of Series A, Non-Convertible Preferred Stock, $0.0001 par value per share; 1,000 shares issued and outstanding as of June 30, 2026 and December 31, 2025	1	1
Common stock, 250,000,000 shares authorized, $0.0001 par value, 200,169,035 shares and 194,165,141 shares issued and outstanding as of June 30, 2026 and December 31, 2025 respectively	20,017	19,416
Accumulated other comprehensive loss	(3,994,166)	(2,022,660)
Additional paid in capital	118,509,309	95,111,511
Capital reserve	899,917	899,917
Accumulated deficit	(62,033,855)	(55,789,934)
Total stockholders’ equity	53,401,223	38,218,251
Total liabilities and stockholders’ equity	$96,982,013	$74,226,217

SS INNOVATIONS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

	For The Three months ended
	June 30, 2026	June 30, 2025
REVENUES
System sales	12,361,986	8,781,038
Instrument sales	1,142,525	1,007,830
Warranty sales	419,002	193,359
Lease income	16,196	18,078
Total revenue	$13,939,709	$10,000,305
Cost of revenue	(6,838,759)	(4,085,247)

GROSS PROFIT	7,100,950	5,915,058

OPERATING EXPENSES:
Research & development expense	2,395,694	498,600
Stock-based compensation expense	2,178,156	1,630,295
Depreciation and amortization expense	346,364	260,361
Selling, general and administrative expense	4,452,090	3,428,788
TOTAL OPERATING EXPENSES	9,372,304	5,818,044

(Loss) / Profit from operations	(2,271,354)	97,014

OTHER INCOME/ (EXPENSE):
Interest Expense	(344,761)	(216,800)
Interest and other income, net	460,041	216,824
TOTAL OTHER INCOME, NET	115,280	24

(LOSS) / PROFIT BEFORE INCOME TAXES	(2,156,074)	97,038
Income tax expense	505,276	353,729
NET LOSS	$(2,661,350)	$(256,691)

Net loss per share - basic and diluted	$(0.01)	$(0.00)
Weighted average- basic shares	200,136,068	193,571,635
Weighted average- diluted shares	209,422,550	202,835,698

CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE LOSS

NET LOSS	$(2,661,350)	$(256,691)

OTHER COMPREHENSIVE LOSS
Foreign currency translation loss	(404,867)	(66,014)
Retirement Benefit	(25,651)	(35,660)
RECLASSIFICATION ADJUSTMENTS:
Retirement Benefit (1)	3,033	-
Income tax effects relating to retirement benefit (1)	6,456	5,772
TOTAL OTHER COMPREHENSIVE LOSS	(421,029)	(95,902)
TOTAL COMPREHENSIVE LOSS	$(3,082,379)	$(352,593)

(1)	These are reclassified to net loss and are included in other expense in the condensed consolidated statements of operations.

SS INNOVATIONS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

	For The Six months ended
	June 30, 2026	June 30, 2025

REVENUES
System sales	21,937,356	13,283,520
Instrument sales	2,293,753	1,485,038
Warranty sales	776,688	315,863
Lease income	33,278	36,494
Total revenue	$25,041,075	$15,120,915
Cost of revenue	(12,612,904)	(8,118,649)

GROSS PROFIT	12,428,171	7,002,266

OPERATING EXPENSES:
Research & development expense	3,391,134	1,508,695
Stock-based compensation expense	5,322,471	4,009,507
Depreciation and amortization expense	670,111	469,243
Selling, general and administrative expense	8,941,387	6,638,587
TOTAL OPERATING EXPENSES	18,325,103	12,626,032

Loss from operations	(5,896,932)	(5,623,766)

OTHER INCOME/ (EXPENSE):
Interest Expense	(628,812)	(596,705)
Interest and other income, net	938,451	636,156
TOTAL OTHER INCOME, NET	309,639	39,451

LOSS BEFORE INCOME TAXES	(5,587,293)	(5,584,315)
Income tax expense	656,628	353,729
NET LOSS	$(6,243,921)	$(5,938,044)

Net loss per share - basic and diluted	$(0.03)	$(0.03)
Weighted average- basic shares	198,083,415	186,244,872
Weighted average- diluted shares	207,369,897	195,502,268

CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE LOSS

NET LOSS	$(6,243,921)	$(5,938,044)

OTHER COMPREHENSIVE LOSS
Foreign currency translation loss	(1,961,978)	(59,138)
Retirement Benefit	(20,870)	(19,822)
RECLASSIFICATION ADJUSTMENTS:
Retirement Benefit (1)	6,089	-
Income tax effects relating to retirement benefit (1)	5,253	5,772
TOTAL OTHER COMPREHENSIVE LOSS	(1,971,506)	(73,188)
TOTAL COMPREHENSIVE LOSS	$(8,215,427)	$(6,011,232)

(1)	These are reclassified to net loss and are included in other expense in the condensed consolidated statements of operations.

SS INNOVATIONS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the six months ended
	June 30, 2026	June 30, 2025
Cash flows from operating activities:

Net loss	$(6,243,921)	$(5,938,044)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	670,111	469,243
Operating lease expense	471,459	423,593
Interest expense	84,938	179,455
Interest and other income, net	(814,218)	(338,191)
Deferred income tax benefit	(336,457)	(365,641)
Stock-based compensation expense	5,368,330	4,009,507
Provision for / (reversal of) credit loss reserve, net	297,882	(228,846)
Provision for slow moving inventory	(6,225)	-

Changes in operating assets and liabilities:
Accounts receivable, net	(4,286,490)	(2,337,679)
Inventory, net	(1,411,376)	(10,221,214)
Deferred revenue	2,205,501	1,739,652
Prepaids and other assets	(3,955,550)	(2,572,481)
Accounts payable	127,728	3,782,409
Income taxes payable, net	933,184	620,586
Accrued expenses & other liabilities	782,787	1,629,136
Operating lease payment	(434,132)	(407,188)
Net cash used in operating activities	(6,546,449)	(9,555,703)

Cash flows from investing activities:
Purchase of property, plant and equipment	(215,060)	(1,189,452)
Net cash used in investing activities	(215,060)	(1,189,452)

Cash flows from financing activities:
Proceeds from bank overdraft facility (net)	3,192,012	(1,014,593)
Proceeds from private investment in public equity, net of transaction costs	18,446,498	-
Proceeds from issuance of convertible notes to principal shareholder	-	28,000,000
Repayment of convertible notes to principal shareholder, including interest	-	(4,212,637)
Repayment of convertible notes to other investors, including interest	-	(1,068,849)
Net cash provided by financing activities	21,638,510	21,703,921

Net change in cash	14,877,001	10,958,766
Effect of exchange rate on cash	(1,808,998)	23,377
Cash and cash equivalents at the beginning of the period	9,603,020	6,623,535
Cash and cash equivalents at end of the period	$22,671,023	$17,605,678